Exhibit 10.5

REFINANCING AMENDMENT NO. 6 TO CREDIT AGREEMENT

REFINANCING AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of March 3, 2023 (this “Agreement”), is entered into by and among FOGO DE CHÃO, INC., a Delaware corporation (the “Borrower”), FOGO DE CHÃO INTERMEDIATE HOLDINGS INC. (formerly known as Prime Cut Intermediate Holdings Inc.), a Delaware corporation (“Holdings”), the undersigned guarantors (together with Holdings, the “Guarantors”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and the lenders party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Holdings, the Administrative Agent and certain lenders entered into that certain Credit and Guaranty Agreement, dated as of April 5, 2018 (as amended by Refinancing Amendment No. 1 to Credit Agreement, dated as of October 10, 2018, Amendment No. 2 to Credit Agreement, dated as of June 9, 2020, Incremental Amendment No. 3 to Credit Agreement, dated as of August 11, 2020, Amendment No. 4 to Credit Agreement, dated as of October 13, 2020, Amendment No. 5 to Credit Agreement, dated as of October 19, 2022, and as may be further amended, restated, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement” and as further amended by and pursuant to this Agreement, the “Amended Credit Agreement”; capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower desires, pursuant to Section 2.21 of the Credit Agreement, to obtain Refinancing Term Loans, the proceeds of which shall be used to prepay in full all of the 2020 Initial Incremental Term Loans (the “Existing 2020 Incremental Term Loans”) made by the related 2020 Incremental Term Loan Lenders (each, an “Existing 2020 Incremental Term Loan Lender”) outstanding under the Credit Agreement as of the Refinancing Amendment No. 6 Effective Date (as defined below) (the incurrence of the Refinancing Term Loans and the prepayment of the Existing 2020 Incremental Term Loans, collectively, the “Refinancing Transactions”);

WHEREAS, each of the 2023 Refinancing Term Loan Lenders (as defined below) party hereto (including through its execution of that certain Lender New Commitment for Existing 2020 Incremental Term Lenders dated as of March 3, 2023 (the “Lender New Commitment”)) has agreed to provide Refinancing Term Loans (i) in respect of the Existing 2020 Incremental Term Loans in an aggregate principal amount equal to $33,475,000 (such Refinancing Term Loans, the “2023 Refinancing Term Loans”) and (ii) in the amount indicated for such 2023 Refinancing Term Loan Lender on Schedule I hereto, in accordance with the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, the Borrower, Holdings, the Administrative Agent and the 2023 Refinancing Term Loan Lenders have agreed to amend the Credit Agreement as hereinafter set forth to provide for the consummation of the Refinancing Transactions.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Refinancing Amendment No. 6 Effective Date Transactions.

(a) With effect from and including the Refinancing Amendment No. 6 Effective Date (as defined below), each Person identified on the signature pages hereof as a “2023 Refinancing Term Loan Lender” (each, a “2023 Refinancing Term Loan Lender”) shall become party to the Amended Credit Agreement as a “Term Loan Lender” and shall have a Term Loan Commitment in the amount set forth on Schedule I to this Agreement for such 2023 Refinancing Term Loan Lender (such Term Loan Commitment, a “2023 Refinancing Term Loan Commitment”) (subject to the terms of the cashless settlement letter of even date herewith between the Borrower and DIAMETER MASTER FUND LP (the “Cashless Settlement Letter”)) and shall have all of the rights and obligations of a “Lender” and a “Term Loan Lender” under the Amended Credit Agreement and the other Credit Documents.

(b) On the Refinancing Amendment No. 6 Effective Date after giving effect to the Refinancing Transactions, each Existing 2020 Incremental Term Loan Lender shall cease to be a Term Loan Lender party to the Credit Agreement (and, for the avoidance of doubt, shall not be a party to the Amended Credit Agreement (except to the extent that it shall subsequently become party thereto or to the extent it is a 2023 Refinancing Term Loan Lender), and all accrued and unpaid fees, premium, and other amounts payable under the Credit Agreement for the account of each Existing 2020 Incremental Term Loan Lender shall be due and payable on such date; provided that the provisions of Section 10.5 of the Credit Agreement shall continue to inure to the benefit of each Existing 2020 Incremental Term Loan Lender after the Refinancing Amendment No. 6 Effective Date.

(c) On the Refinancing Amendment No. 6 Effective Date:

(i) Each 2023 Refinancing Term Loan Lender, severally and not jointly, shall make a 2023 Refinancing Term Loan to the Borrower in accordance with this Section 1(c) and Sections 2.1 and 2.21 of the Credit Agreement by delivering to the Administrative Agent immediately available funds or through an exchange of Existing 2020 Incremental Term Loans in accordance with the provisions of the Cashless Settlement Letter in an amount equal to its 2023 Refinancing Term Loan Commitment;

(ii) the Borrower shall prepay in full the Existing 2020 Incremental Term Loans by:

(A) delivering to the Administrative Agent (x) with respect to the Existing 2020 Incremental Term Loans (other than the Existing 2020 Incremental Term Loans exchanged for 2023 Refinancing Term Loans in accordance with the provisions of the Cashless Settlement Letter), funds in an amount equal to the excess of (1) the sum of the Existing 2020 Incremental Term Loan Prepayment Amounts (as defined below) for all of the Existing 2020 Incremental Term Loan Lenders (except to the extent otherwise agreed by any Existing 2020 Incremental Term Loan Lender) over (2) the New Lender Funding Amount (as defined below) (such excess, the “Borrower’s Payment”); and

(B) directing the Administrative Agent to apply the funds made available to the Administrative Agent pursuant to Section 1(c)(i) hereof (the amount funded in respect of the 2023 Refinancing Term Loan Commitments, the “New Lender Funding Amount”), along with the Borrower’s Payment, to prepay in full the Existing 2020 Incremental Term Loans;

(iii) the Administrative Agent shall apply the New Lender Funding Amount and the Borrower’s Payment to pay to each Existing 2020 Incremental Term Loan Lender an amount equal to such Existing 2020 Incremental Term Loan Lender’s Existing 2020 Incremental Term Loan Prepayment Amount (except as otherwise agreed by such Existing 2020 Incremental Term Loan Lender).

(iv) As used in this Agreement, the following term has the meaning ascribed to it as follows:

“Existing 2020 Incremental Term Loan Prepayment Amount” shall mean, for each Existing 2020 Incremental Term Loan Lender, the sum of (i) the aggregate principal amount of the Existing 2020 Incremental Term Loans (other than the Existing 2020 Incremental Term Loans exchanged for the 2023 Refinancing Term Loans in accordance with the provisions of the Cashless Settlement Letter) owing to such Existing 2020 Incremental Term Loan Lender on the Refinancing Amendment No. 6 Effective Date plus (ii) all accrued and unpaid interest on such Existing 2020 Incremental Term Loan Lender’s Existing 2020 Incremental Term Loans as of the Refinancing Amendment No. 6 Effective Date plus (iii) any other amounts payable to such Existing 2020 Incremental Term Loan Lender under the Credit Documents in respect of its Existing 2020 Incremental Term Loans as of the Refinancing Amendment No. 6 Effective Date, including the 2020 Initial Incremental Loan Prepayment Premium and any other amounts owing to such Existing 2020 Incremental Term Loan Lender pursuant to Section 2 of the Credit Agreement.

(d) The 2023 Refinancing Term Loans made on the Refinancing Amendment No. 6 Effective Date pursuant to Section 1(c) hereof shall constitute SOFR Loans having an initial Interest Period ending on March 31, 2023 in respect of the 2023 Refinancing Term Loans, notwithstanding anything to the contrary in the Amended Credit Agreement.

SECTION 2. Amendments to Credit Agreement.

(a) Each of the parties hereto hereby agrees that, effective on the Refinancing Amendment No. 6 Effective Date (as defined below), the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto, except that any Schedule, Exhibit or other attachment to the Credit Agreement not amended pursuant to the terms of this Agreement or otherwise included as part of said Exhibit A shall remain in effect without any amendment or other modification thereto (other than as provided in Section 3 below).

(b) With effect from the Refinancing Amendment No. 6 Effective Date, each 2023 Refinancing Term Loan made on the Refinancing Amendment No. 6 Effective Date in accordance with Section 1(c) hereof shall constitute, for all purposes of the Amended Credit Agreement, a 2023 Refinancing Term Loan made pursuant to the Amended Credit Agreement and this Agreement; provided that, pursuant to this Agreement, each such 2023 Refinancing Term Loan shall constitute a “Term Loan” for all purposes of the Amended Credit Agreement, each such 2023 Refinancing Term Loan Commitment shall constitute a “Term Loan Commitment” for all purposes of the Amended Credit Agreement, and all provisions of the Amended Credit Agreement applicable to Term Loans and Term Loan Commitments shall be applicable to such 2023 Refinancing Term Loans and 2023 Refinancing Term Loan Commitments, respectively.

(c) The 2023 Refinancing Term Loan Commitments provided for hereunder shall terminate on the Refinancing Amendment No. 6 Effective Date immediately upon the borrowing of the 2023 Refinancing Term Loans pursuant to Section 1(c) hereof.

(d) It is understood and agreed that the 2023 Refinancing Term Loan Lenders hereby consent to the changes to the Credit Agreement set forth in this Section 2, and the terms of the Cashless Settlement Letter, all of which shall become effective immediately following the consummation of the transactions described in Section 1 hereof.

SECTION 3. Reference to and Effect on the Credit Documents.

(a) On and after the Refinancing Amendment No. 6 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Agreement. For the avoidance of doubt, this Agreement shall also constitute a Credit Document for all purposes under the Amended Credit Agreement and the other Credit Documents.

(b) The Credit Agreement, as specifically amended by this Agreement, and the other Credit Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed (including, without limitation, the execution and delivery of any Credit Document by any Credit Party under its prior legal name, where applicable).

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Credit Document.

SECTION 4. Conditions of Effectiveness for this Agreement. This Agreement shall become effective as of the date (the “Refinancing Amendment No. 6 Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent):

(a) the Administrative Agent shall have received counterparts of:

(i) this Agreement executed by the Borrower, Holdings, the other Guarantors and each 2023 Refinancing Term Loan Lender;

(ii) the Lender New Commitment executed by each of the 2023 Refinancing Term Loan Lenders party thereto;

(iii) the Cashless Settlement Letter executed by the Borrower and DIAMETER MASTER FUND LP;

(b) the Administrative Agent shall have received a certificate of the Borrower dated as of the Refinancing Amendment No. 6 Effective Date signed on behalf of the Borrower by an Authorized Officer of the Borrower, certifying on behalf of the Borrower that:

(i) immediately before and after giving effect to this Agreement and the transactions contemplated hereby, the representations and warranties set forth in Section 5 hereof, in Section 4 of the Amended Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Refinancing Amendment No. 6 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(ii) as of the Refinancing Amendment No. 6 Effective Date, no event has occurred and is continuing or would result from the consummation of the Refinancing Transactions that would constitute an Event of Default; and

(iii) the conditions set forth in Section 2.21(d) of the Credit Agreement shall be satisfied on and as of the Refinancing Amendment No. 6 Effective Date both immediately prior to and immediately after giving effect to the transactions contemplated by this Agreement;

(c) the Administrative Agent shall have received good standing (or equivalent document to the extent such concept or a similar concept exists under the laws of such jurisdiction) certificates for each Credit Party organized under Delaware law or any other law of the United States, any state thereof or the District of Columbia, as of a recent date from the Secretary of State (or other similar official, register or notary of the jurisdiction of its organization, to the extent readily available in the relevant jurisdiction) and such certificates or resolutions or incumbency certificates of the Credit Parties as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement;

(d) all accrued and unpaid interest on the outstanding principal amount of the Existing 2020 Incremental Term Loans as of the Refinancing Amendment No. 6 Effective Date and the 2020 Initial Incremental Loan Prepayment Premium shall have been paid to the Administrative Agent;

(e) to the extent invoiced at least two Business Days prior to the Refinancing Amendment No. 6 Effective Date, all accrued fees and reasonable and documented fees and out-of-pocket expenses payable to Credit Suisse Loan Funding LLC, as lead arranger and bookrunner in connection with the Refinancing Transactions (in such capacities, the “Lead Arranger”), the Administrative Agent and any Existing 2020 Incremental Term Loan Lender shall have been paid in accordance with Section 6 of this Agreement and Section 10.5 of the Credit Agreement or as otherwise separately agreed with the Lead Arranger, the Administrative Agent or any Existing 2020 Incremental Term Loan Lender;

(f) the Administrative Agent shall have received customary legal opinions, addressed to the Administrative Agent and the 2023 Refinancing Term Loan Lenders, in form and substance reasonably acceptable to the Administrative Agent, from Sullivan & Cromwell LLP, as New York and Delaware counsel to the Borrower, and Fox Rothschild LLP, as Texas counsel to the Borrower;

(g) the Administrative Agent shall have received (i) a Funding Notice with respect to the 2023 Refinancing Term Loans setting forth the information specified in Section 2.1 of the Credit Agreement no later than three (3) Business Days prior to the Refinancing Amendment No. 6 Effective Date and (ii) a notice of prepayment with respect to the Existing 2020 Incremental Term Loans in accordance with, and setting forth the information specified in, Section 2.11 of the Credit Agreement;

(h) the Administrative Agent shall have received a Solvency Certificate executed by a Financial Officer of Holdings; and

(i) the Administrative Agent shall have received, at least four Business Days prior to the Refinancing Amendment No. 6 Effective Date, (i) all documentation and other information about the Credit Parties that is required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including the U.S.A. PATRIOT Act and the Proceeds of Crime Act to the extent reasonable and customary and requested in writing by the Administrative Agent or any 2023 Refinancing Term Loan Lender at least ten (10) Business Days prior to the Refinancing Amendment No. 6 Effective Date and (ii) if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership with respect to the Borrower as required by the Beneficial Ownership Regulation.

SECTION 5. Representations and Warranties. Each Credit Party party hereto hereby represents and warrants to the Administrative Agent and the 2023 Refinancing Term Loan Lenders that:

(a) on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Agreement, the Amended Credit Agreement and the other Credit Documents to which it is a party, and (ii) this Agreement has been duly authorized, executed and delivered by it;

(b) the representations and warranties set forth in Section 4 of the Amended Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Refinancing Amendment No. 6 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (other than the representations and warranties specified in Section 4.18 of the Amended Credit Agreement which shall refer to the Refinancing Amendment No. 6 Effective Date and the consummation of the Refinancing Transactions); provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

(c) this Agreement, and the Amended Credit Agreement, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

SECTION 6. Costs and Expenses. The Borrower agrees that all reasonable, documented and invoiced out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder or in connection herewith (which, in the case of fees and expenses of counsel, shall be limited to the reasonable, documented and invoiced fees and expenses of Shearman & Sterling LLP) are expenses that the Borrower is required to pay or reimburse pursuant to, and in accordance with, Section 10.5 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.

Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 8. Governing Law and Waiver of Right of Trial by Jury. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. This Agreement is subject to the provisions of Sections 10.11 and 10.15 of the Credit Agreement relating to waiver of trial by jury, submission to jurisdiction and venue and service of process, the provisions which are by this reference incorporated herein in full mutatis mutandis.

SECTION 9. Credit Party Affirmation. Each Guarantor party hereto hereby acknowledges and consents to this Agreement and the Amended Credit Agreement. The Borrower and each Guarantor party hereto hereby (a) ratifies and confirms all of its respective obligations and liabilities under the Credit Documents (as amended by this Agreement) to which it is a party (including, without limitation, under any prior legal name, where applicable) and ratifies and confirms that such obligations and liabilities remain in full force and effect and, in the case of each Guarantor party hereto, extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrower under the Amended Credit Agreement and the other Credit Documents; and (b) acknowledges and confirms that the liens and security interests granted by it pursuant to the Collateral Documents to which it is a party (including, without limitation, under any prior legal name, where applicable) are and continue to be valid and perfected liens and security interests in the Collateral (subject only to Liens permitted under the Credit Documents) that secure all of the obligations of such Credit Party under the Credit Documents (as amended by this Agreement) to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected immediately prior to giving effect to the execution and delivery of this Agreement.

SECTION 10. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any instrument securing the same, which shall remain in full force and effect. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties under any Credit Document from any of its obligations and liabilities as a Borrower, Guarantor or pledgor under any of the Credit Documents.

The Borrower further confirms, acknowledges and agrees that any amounts owed to any Secured Party under the Amended Credit Agreement are part of the definition of “Obligations of the Borrower” (as defined in the Credit Agreement).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Amendment No. 6 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

FOGO DE CHÃO, INC., as Borrower

By:	/s/ Anthony Laday
Name: Anthony Laday
Title: Chief Financial Officer

FOGO DE CHÃO INTERMEDIATE HOLDINGS INC. (formerly known as Prime Cut Intermediate Holdings Inc.), as Holdings

By:	/s/ Anthony Laday
Name: Anthony Laday
Title: Chief Financial Officer

BRASA (PURCHASER) INC., BRASA (HOLDINGS) INC., as Guarantors

By:	/s/ Anthony Laday
Name: Anthony Laday
Title: Chief Financial Officer

FOGO DE CHAO CHURRASCARIA (BELLEVUE) INC., as a Guarantor

By:	/s/ Anthony Laday
Name: Anthony Laday
Title: Chief Financial Officer

FOGO DE CHÃO (HOLDINGS) INC., as a Guarantor

By:	/s/ Anthony Laday
Name: Anthony Laday
Title: Chief Financial Officer

FOGO DE CHÃO CHURRASCARIA (BALTIMORE) LLC,
FOGO DE CHÃO CHURRASCARIA (DENVER) LLC,
FOGO DE CHÃO CHURRASCARIA (INDIANAPOLIS) LLC,
FOGO DE CHÃO CHURRASCARIA (KANSAS CITY) LLC,
FOGO DE CHÃO CHURRASCARIA (GEC) LLC (formerly known as Fogo de Chão Churrascaria (Sunrise Florida) LLC),
FOGO DE CHÃO CHURRASCARIA (PORTLAND) LLC,
FOGO DE CHÃO CHURRASCARIA (SAN FRANCISCO) LLC,
FOGO DE CHÃO CHURRASCARIA (LAS VEGAS) LLC,
FOGO DE CHÃO CHURRASCARIA (WASHINGTON, D.C.) LLC,
FOGO DE CHÃO CHURRASCARIA (MIAMI) LLC,
FOGO DE CHAO CHURRASCARIA (MINNEAPOLIS) LLC,
FOGO DE CHAO CHURRASCARIA (ORLANDO) LLC,
FOGO DE CHÃO CHURRASCARIA (PHILADELPHIA) LLC,
FOGO DE CHAO CHURRASCARIA (PHOENIX) LLC,
FOGO DE CHÃO CHURRASCARIA (LOS ANGELES) LLC,
FOGO DE CHÃO CHURRASCARIA (DUNWOODY ATLANTA) LLC, as Guarantors

By:	/s/ G. Barry McGowan
Name: G. Barry McGowan
Title: Manager

FOGO DE CHÃO CHURRASCARIA (NAPERVILLE) LLC,
FOGO DE CHÃO CHURRASCARIA (ROSEMONT) LLC,
FOGO DE CHÃO 53RD STREET, NEW YORK LLC,
FOGO DE CHÃO CHURRASCARIA (SAN JOSE) LLC,
FOGO DE CHÃO CHURRASCARIA (BOSTON) LLC,
FOGO DE CHÃO CHURRASCARIA (SAN DIEGO) LLC,
FOGO DE CHÃO CHURRASCARIA (PITTSBURGH) LLC,
FOGO DE CHÃO CHURRASCARIA (KING OF PRUSSIA) LLC,
FOGO DE CHÃO CHURRASCARIA (NEW ORLEANS) LLC,
FOGO DE CHÃO (MEXICO) LLC,
FOGO DE CHÃO CHURRASCARIA (TYSONS) LLC,
FOGO DE CHÃO CHURRASCARIA (JACKSONVILLE) LLC,
FOGO DE CHÃO CHURRASCARIA (TROY) LLC,
FOGO DE CHÃO CHURRASCARIA (LONG ISLAND) LLC,
FOGO DE CHÃO CHURRASCARIA (WHITE PLAINS) LLC,
FOGO DE CHAO CHURRASCARIA (CA HOLDINGS) LLC, (formerly known as Fogo de Chão Churrascaria (St. Louis) LLC),
FOGO DE CHÃO CHURRASCARIA (PARK MEADOW) LLC,
FOGO DE CHÃO CHURRASCARIA (PARK MEADOW) LLC, as Guarantors

By:	/s/ G. Barry McGowan
Name: G. Barry McGowan
Title: Manager

FOGO DE CHÃO CHURRASCARIA (ONE UPTOWN), LLC,
FOGO DE CHÃO CHURRASCARIA (WOODLANDS) LLC,
FOGO DE CHAO CHURRASCARIA (LEGACY PLANO) LLC,
FOGO DE CHÃO CHURRASCARIA (AUSTIN) LLC,
FOGO DE CHAO CHURRASCARIA (SAN ANTONIO) LLC,
FOGO DE CHAO CHURRASCARIA (TEXAS GP) LLC,
FOGO DE CHÃO CHURRASCARIA (DALLAS) LLC,
VARZEA ALEGRE (DALLAS) LLC,
FOGO DE CHÃO CHURRASCARIA (HOUSTON) LLC,
VARZEA ALEGRE II (HOUSTON) LLC,
FOGO DE CHAO CHURRASCARIA (ATLANTA) LLC,
FOGO DE CHAO CHURRASCARIA (CALIFORNIA), LLC,
FOGO DE CHÃO CHURRASCARIA (CHICAGO) LLC,as Guarantors

By:	/s/ G. Barry McGowan
Name: G. Barry McGowan
Title: Manager

FOGO DE CHÃO CHURRASCARIA (CORAL GABLES) LLC,
FOGO DE CHÃO CHURRASCARIA (AUSTIN CONGRESS) LLC,
FOGO DE CHÃO CHURRASCARIA (FORT LAUDERDALE) LLC,
FOGO DE CHÃO CHURRASCARIA (PARAMUS) LLC,
FOGO DE CHÃO CHURRASCARIA (ELMHURST) LLC,
FOGO DE CHÃO CHURRASCARIA (PASADENA) LLC,
FOGO DE CHÃO CHURRASCARIA (BAYBROOK) LLC,
FOGO DE CHÃO (HEADQUARTERS) LLC,
FOGO DE CHÃO CHURRASCARIA (WOODLAND HILLS) LLC,
FOGO DE CHÃO CHURRASCARIA (RESTON) LLC,
FOGO DE CHÃO CHURRASCARIA (HUNTINGTON BEACH) LLC,
FOGO DE CHÃO US FRANCHISE LLC,
FOGO DE CHÃO INTERNATIONAL LLC,
FOGO DE CHÃO CHURRASCARIA (BREA) LLC,
FOGO DE CHÃO CHURRASCARIA (LYNNWOOD) LLC,
FOGO DE CHÃO CHURRASCARIA (PROVIDENCE) LLC,
FOGO DE CHÃO CHURRASCARIA (NH) LLC,
FOGO DE CHÃO CHURRASCARIA (SCHAUMBURG) LLC,
as Guarantors

By:	/s/ G. Barry McGowan
Name: G. Barry McGowan
Title: Manager

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

By:	/s/ Wesley Cronin
Name: Wesley Cronin
Title: Authorized Signatory

DIAMETER MASTER FUND LP, as a 2023 Refinancing Term Loan Lender

By: Diameter Capital Partners LP, solely on its behalf as Investment Manager

By:	/s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel and CCO

Schedule I

2023 Refinancing Term Loan Lender	2023 Refinancing Term Loan Commitment
DIAMETER MASTER FUND LP	$33,475,000

Total:	$33,475,000

Exhibit A

(Amended Credit Agreement attached)